EXHIBIT 99.1

This share exchange is made for the securities of a Japanese company. The share exchange is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies. It may be difficult for you to enforce your rights and any claim you may have arising under U.S. federal securities laws, since the issuer is located in Japan, and some or all of its officers and directors are residents of Japan. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. Furthermore, it may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the acquiror may purchase securities otherwise than under the share exchange, such as in the open market or privately negotiated purchases.

[Translation]

Cover Page

Document Name:	Extraordinary Report

Filed with:	The Director General of the Kanto Local Finance Bureau

Filing Date:	February 14, 2012

Corporate Name:	Next Japan Holdings Company, Limited

Name and Title of Representative:	Kei Saito, Representative Director and President

Location of Head Office:	2-1-3, Nihonbashi-bakurocho, Chuo-ku, Tokyo

Telephone Number:	03-5695-0091 (Rep.)

Name of Contact Person:	Seiji Suzuki, Director

Nearest Contact Location:	2-1-3, Nihonbashi-bakurocho, Chuo-ku, Tokyo

Telephone Number:	03-5695-0091 (Rep.)

Name of Contact Person:	Seiji Suzuki, Director

Places of Public Inspection of the Extraordinary Report:	Tokyo Stock Exchange, Inc. (2-1, Nihonbashi-kabutocho, Chuo-ku, Tokyo)

1.	Reason for Filing

Next Japan Holdings Company, Limited (“Next Japan”) is filing this Extraordinary Report pursuant to Article 24-5, paragraph (4) of the Financial Instruments and Exchange Act and Article 19, paragraph (2), item (vi)-2 of the Cabinet Office Ordinance on Disclosure of Corporate Affairs, etc. to report that, on February 14, 2012, Next Japan executed a share exchange agreement (the “Share Exchange Agreement”) under which Next Japan will become a wholly-owned subsidiary in a share exchange and J Trust Co., Ltd. (“J Trust”) will become the wholly-owning parent company a in share exchange, after Next Japan resolved to approve the share exchange (the “Share Exchange”) at the meeting of the board of directors held on the same day.

2.	Description of Report

(1)	Matters regarding the counterparty of the Share Exchange

a.	Trade name, head office address, name of representative, amount of stated capital, amount of net assets, total amount of assets, and description of business

Trade name:	J Trust Co., Ltd.
Head office address:	1-7-12, Toranomon, Minato-ku, Tokyo
Name of representative:	Nobuyoshi Fujisawa, Representative Director and President
Amount of stated capital:	4,500 million yen (as of September 30, 2011)
Amount of net assets:	(Consolidated) 45,270 million yen (as of September 30, 2011) (Unconsolidated) 11,089 million yen (as of March 31, 2011)
Total amount of assets:	(Consolidated) 124,823 million yen (as of September 30, 2011) (Unconsolidated) 21,080 million yen (as of March 31, 2011)
Description of business:	Holding business and factoring business

b.	Revenues, operating income, ordinary income, and net income from each of the preceding three fiscal years

(Consolidated)

(Unit: million yen)

Fiscal year	Year ending March 31, 2009	Year ending March 31, 2010	Year ending March 31, 2011
Revenues	4,946	16,541	16,908
Operating income	240	4,165	4,324
Ordinary income	296	4,303	4,323
Current net income	306	4,108	3,233

(Unconsolidated)

(Unit: million yen)

Fiscal year	Year ending March 31, 2009	Year ending March 31, 2010	Year ending March 31, 2011
Revenues	2,451	6,445	3,866
Operating income	(161)	3,910	2,148
Ordinary income	(95)	4,087	2,414
Current net income	272	3,585	1,170

c.	Names of major shareholders and their shareholding ratios to the total number of the issued shares

(As of September 30, 2011)

Names of major shareholders	Shareholding ratio to the total number of the issued shares (%)
Nobuyoshi Fujisawa	48.95
The Saikyo Bank, Ltd.	4.66
The Resolution and Collection Corporation	4.39
L’espoir Investment Limited Partnership, L’espoir Limited Liability Company	4.16
SBI Securities Co., Ltd.	0.88

d.	Capital relationship, personnel relationship, and transaction relationship with the filing company

Capital relationship:	Not applicable.
Personnel relationship:	Nobuyoshi Fujisawa, Chairman of the Board of Directors of Next Japan, serves as the Representative Director and President of J Trust.
Transactional relationship:	There is a transactional relationship through the system-related maintenance business, etc.

(2)	Purpose of the Share Exchange

The J Trust group engages in financial, real estate, overseas and other business and consists of J Trust and 12 consolidated subsidiaries (as of January 31, 2012).

The following is a description of the main business of the J Trust group and each consolidated subsidiary engaging in the relevant business.

J Trust comprehensively draws up business strategy for each company of the J Trust group, and conducts business activities under a company holding system supporting operations of group companies.

J Trust’s affiliated companies in the financial sector consist of the following companies and four other companies: Lopro Corporation, which engages in the business of granting loans to businesses and consumers, credit and consumer credit business, credit guarantee business and factoring business; KC Card Co., Ltd. (formerly, Rakuten KC Co., Ltd.; “KC Card”) which engages in credit and consumer credit business and credit guarantee business; PARTIR Servicer Co., Ltd. which engages in factoring business and servicer business; Saikyo Card Co., Ltd. which engages in the business of granting loans to consumers and credit and consumer credit business; and Nihon Hosho Co., Ltd. which engages in credit guarantee business.

In addition, J Trust owns Keynote Co., Ltd. in the real estate business sector; Neoline Credit Co., Ltd., which engages in the business of granting loans to consumers in the Korean consumer finance market, in the overseas segment; and J Trust System Co., Ltd., which engages in system-related business in the other business segments.

In December 2011, J Trust executed a sponsor agreement with a reorganizing corporation, Takefuji Corporation (“Takefuji”), under corporate reorganization proceedings, in order to offer support for business reconstruction. The J Trust group is a full-service financial group with experience in a variety of businesses.

Within the above businesses, regarding the credit card business conducted by KC Card is recognized to be a promising market in the future. However, in order for KC Card to earn profits by acquiring new credit card members and improving the card-use ratio in the mature credit card market, it is an urgent necessity to develop its own services and differentiate itself from competitors.

From this perspective, since KC Card became a subsidiary in August 2011, it has renewed its point program system, and launched into the rental business through a business alliance with Adores, Inc. (“Adores”).

In contrast, the Next Japan group consists of Next Japan and three consolidated subsidiaries (as of January 31, 2012), and engages in sales of amusement machines, amusement store management, and investment and real estate business. Next Japan is responsible for supervision, administration and risk management of the Next Japan group, and conducts investment business.

The following is a description of the business of the Next Japan group and each consolidated subsidiary engaging in the relevant business.

Break Company, Limited (“Break”) conducts planning, manufacturing and sale of premiums for amusement machines; management of directly-managed amusement stores; and operation of the headquarters of franchise chains.

Next Japan, Live Rent Company, Limited and LLC Lagrange Management conduct lease, sales transactions and agency business for real estate, holding, management and investment of financial instruments and real estate, and promotion of new business.

In addition, Break executed a capital and business alliance agreement with Adores, which operates amusement stores, mainly in front of stations in the Tokyo metropolitan area, and is an equity-method affiliated company of Next Japan. Under that agreement, Break sells giveaways (premiums) to Adores for amusement machines. They seek to create synergy by sharing their know-how.

The purpose of the Share Exchange between J Trust and Next Japan is as stated below.

<J Trust>

J Trust intends to acquire all shares of Next Japan, with a goal of increasing its corporate value through a business alliance, as described below.

a.	Utilization of Next Japan’s know-how regarding operation of amusement stores

Since its incorporation, the Next Japan has made efforts, through operation of amusement stores, to accumulate know-how regarding offering of services and products suitable for the business categories, locations and ranges of customers and to develop human resources.

J Trust believes that it is possible to utilize Next Japan’s know-how and human resources in the area of store management of rental business conducted by KC Card. In the course of expanding the rental business, it believes it is necessary to examine business operations in the form of franchises. Therefore, J Trust believes that Next Japan’s know-how regarding franchises is a valuable business asset.

b.	Effective use of members of JJ Club operated by the Next Japan group

JJ Club, which is operated by Next Japan, is a membership-based amusement facility. Its membership is granted to persons whose identification is confirmed at a store, by means of a driver’s license or other document. Next Japan believes that the membership of KC Card will increase by its taking various approaches to members of JJ Club, based on accurate customer information acquired by face-to-face identification

c.	Establishment of a cooperation relationship with Adores

Next Japan is the largest shareholder, holding 34.17% of the voting rights of Adores. Adores will become an equity-method affiliated company of J Trust through the Share Exchange. J Trust believes that it will not only be able to create a cooperative relationship via capital with Adores, but also to include the profits of Adores in J Trust, to a certain extent, by indirectly holding shares of Adores, which is an important partner in the rental business.

d.	Securing transparency by avoidance of potential conflicts of interest

Nobuyoshi Fujisawa (“Mr. Fujisawa”), who is the largest shareholder and the Representative Director and President of J Trust, is also the largest shareholder and the Chairman of the Board of Directors of Next Japan.

J Trust believes that it is crucial to increase transactions aiming at utilizing Next Japan’s business assets and know-how, as mentioned above, in future transactions between the groups in order to acquire new members for KC Card. Furthermore, J Trust believes that making Next Japan its wholly-owned subsidiary through the Share Exchange will allow it to avoid any potential conflicts of interest and secure transparency of transactions for the J Trust group.

<Next Japan>

The Next Japan group’s debts exceeded assets by 391 million yen at the end of the consolidated fiscal year ending July 2011. Therefore, Next Japan fell under the criteria for delisting established by the Mothers section of the Tokyo Stock Exchange, and is subject to a grace period for delisting. In order to resolve the excess of debt early, the Next Japan group focused their efforts on increasing profits through cost control, organizational restructuring, recruiting, and development of human resources, and sought to strengthen the business infrastructure of existing business. This led to the situation where the business performed well, as planned, at the beginning of the year. However, it is still difficult to resolve the excess debt only by the anticipated business results of existing lines of business at the end of the consolidated fiscal year ending July 2011, which is the deadline of the grace period for delisting.

Under these circumstances, the Next Japan group made efforts to search for various solutions, such as M&A, launch of a new business by alliance, and issuance of new shares by allotment to third parties. In that process, we recognized that we should take measures that have an immediate effect to resolve excess debt. The measures should also be those that will minimize the effect of dilution on the existing shareholders, grow the Next Japan group for the mid- and long-term, not temporarily, and enable us to establish a firmer financial base and management system. We reached the conclusion that the Share Exchange was the best way to maximize corporate value.

By implementing the Share Exchange, Next Japan seeks to produce an effect and achieve the business alliance as described below.

a.	Applicability of J Trust’s know-how of company rehabilitation

The J Trust group has experience in successful rehabilitation of many companies in the finance business. It is expected to resolve the excess debt early, and to restructure the business base by effective use of management resources among group companies, and application of rehabilitation know-how and management approaches to the Next Japan group.

b.	Alliance in the amusement-related business

In the area of amusement business, especially sales business, the credit-worthiness of the companies of the J Trust group will work effectively during the process to develop new customers aggressively. In addition, the bad-debt risk of customers can be mitigated by enjoying J Trust’s own know-how regarding credit acquired by it in the financial business.

We will analyze the market trends and marketing data, such as area characteristics and trends, based on the customer database that the J Trust group accumulated through the financial business. Next Japan believes that we can make use of the results of analysis in the store management business, in connection with the planning and promotion of products as well as the selection of premiums and areas where stores will be open.

c.	Alliance in investment and real estate business

In the area of investment and real estate business, it is expected that Next Japan will enjoy the know-how acquired by J Trust as a finance company, in the field of asset management and calculation of value of real estate, in addition to Next Japan’s own know-how and ability to collect information acquired through past transactions.

d.	Strengthened alliance among group companies

Adores, Next Japan’s equity affiliated company, executed a memorandum of understanding regarding the execution of a business alliance agreement for rental business with KC Card, J Trust’s consolidated subsidiary. This will provide additional know-how in the B to C (business-to-consumer) business, and improve Adores’s brand power by deploying new stores not only in areas where Adore opened stores, but also in areas where Adores does not have stores. Furthermore, by playing a part of the roles of a B to C business that KC Card is promoting, Adores will be able to acquire new customers from a customer range which it did not reach before, and adopt a service strategy satisfying the needs of existing customers. It is highly expected that this alliance will contribute to the B to C business of both companies.

Next Japan will be delisted, because it will become a wholly-owned subsidiary of J Trust. J Trust, of which Next Japan’s shareholders will become shareholders, paid a common dividend at 10 yen per share (payout ratio of 25.4%) for the consolidated fiscal year ending March 2011. J Trust is aware that the appropriate return of profit to shareholders is one of the most important measures. Its basic policy is to manage a company emphasizing a positive return of profit for shareholders, comprehensively taking into account the future management environment and business trends.

Next Japan will make efforts to contribute to the expansion of the business of the J Trust group as a whole, by effectively reallocating listing expenses and costs and human resources, which will be reduced by delisting for the purpose of future business development.

(3)	Method of the Share Exchange, the details of the allotment pertaining to the Share Exchange, and other matters regarding the Share Exchange Agreement

a.	Method of the Share Exchange

By the Share Exchange, J Trust will become a wholly-owning parent company in a share exchange, and Next Japan will become a wholly-owned subsidiary in a share exchange.

J Trust will implement the Share Exchange by means of a “simple share exchange” under Article 796, paragraph (3) of the Companies Act, which does not require approval by the shareholders at its shareholders meeting. The Share Exchange is subject to the approval of the Share Exchange Agreement at the extraordinary general meeting of shareholders of Next Japan scheduled to be held on April 6, 2012. The effective date of the Share Exchange is expected to be April 30, 2012.

b.	Details of the allotment pertaining to the Share Exchange

Company Name	J Trust (wholly-owning parent company in a share exchange)	Next Japan (wholly-owned subsidiary in a share exchange)
Details of Allotment Pursuant to Share Exchange	Common stock: 1 shares	Common stock: 2 shares
Number of shares to be newly issued in the Share Exchange	Common stock: 907,416 shares

(Note 1)	Allotment ratio of shares

2 shares of J Trust common stock will be allotted and delivered in exchange for one share of Next Japan common stock. With regard to the shares to be delivered, new shares of J Trust common stock will be issued.

The share exchange ratio mentioned above may be changed upon consultation between J Trust and Next Japan if a material change occurs in the terms and conditions of the basis of calculation.

(Note 2)	Occurrence of many holders of shares of less than one unit

As a result of the Share Exchange, the shareholders holding 50 shares or more of Next Japan common stock will receive an allotment of 100 shares, one unit of shares, or more of J Trust common stock. The shareholders holding less than 50 shares of Next Japan common stock will receive an allotment of shares of less than one unit, less than 100 shares, of J Trust common stock, which means that over 90% (this percentage is based on the shareholder registry of Next Japan as of January 31, 2012, and may be different from that at present) of the current shareholders of Next Japan may hold shares of less than one unit of J Trust common stock.

(Note 3)	Number of shares of J Trust common stock to be delivered in the Share Exchange

Next Japan will cancel all its treasury shares (two shares as of July 31, 2011) (including shares to be obtained in response to a request by the shareholders of Next Japan for purchase of shares pertaining to the Share Exchange under Article 785 of the Companies Act) held by it at the time immediately before the effectuation of the Share Exchange (the “Base Time”) by a resolution of the board of directors’ meeting to be held by the preceding day of the effective date.

The number of shares of J Trust common stock to be newly issued in the Share Exchange was calculated based on the amount obtained by deducting from the total number of issued shares of Next Japan common stock the number of its treasury shares to be cancelled.

The number of shares to be allotted and delivered in the Share Exchange may be changed for the reason of the cancellation of its treasury shares by Next Japan, or the like.

(Note 4)	Treatment of shares of less than one unit

The shareholders of Next Japan who will hold shares of less than one unit (less than 100 shares) of J Trust common stock as a result of the Share Exchange are considered to exceed 90% (this percentage is based on the shareholder registry of Next Japan as of January 31, 2012, and may be different from the ratio at present) of the present number of the shareholders of Next Japan. The holders of shares of less than one unit will be unable to sell the shares of less than one unit held by them on the securities exchanges; however, there are some measures to handle such situation, by using the following systems:

(a)	System for purchase of additional shares (sufficient to constitute one unit) by the holders of shares of less than one unit

The articles of incorporation of J Trust have no provision for the purchase of additional shares by the holders of shares of less than one unit as of the effective date of the Share Exchange. As a result of consultation between J Trust and Next Japan, in order to provide attention and an opportunity for selection to the shareholders of Next Japan upon the implementation of the Share Exchange, J Trust will submit a proposal of partial amendment of its articles of incorporation, which will enable the holders of shares of less than one unit to purchase from J Trust the number of shares sufficient to constitute one unit (100 shares), together with the number of shares of less than one unit held by them pursuant to the provisions of Article 194, paragraph (1) of the Companies Act, to the 36th annual shareholders meeting of J Trust to be held in June 2012. If such proposal is approved by a resolution, the shareholders who will hold shares of less than one unit of J Trust common stock will be able to purchase from J Trust the number of shares sufficient to constitute one unit (100 shares), together with the number of shares of less than one unit held by them, and if they purchase these shares they are able to exercise their voting rights at a shareholders meeting, and to sell the unit shares on the securities exchanges. J Trust holds 114,700 shares (as of September 30, 2011) of its treasury shares, which is a sufficient amount to respond to those purchase requests.

(b)	System for purchase of shares of less than one unit by J Trust (sale of shares of less than one unit by the holders thereof)

The shareholders who will hold shares of less than one unit of J Trust common stock are able to make a request that J Trust purchase the shares of less than one unit held by them pursuant to the provisions of Article 192, paragraph (1) of the Companies Act and its articles of incorporation. The purchase price will be calculated by multiplying the number of shares of less than one unit by the market price as set forth in Article 193, paragraph (1), item (i) of the Companies Act.

“Share Exchange Agreement” “Share Exchange Agreement” between J Trust and Next Japan executed on February 14, 2012, is as follows:

Share Exchange Agreement (copy)

J Trust Co., Ltd. (“J Trust”) and Next Japan Holdings Company, Limited (“Next Japan”) hereby execute this share exchange agreement (this “Agreement”) as set forth below as of February 14, 2012.

Article 1	(Share Exchange)

Pursuant to the provisions of this Agreement, J Trust and Next Japan hereby conduct a share exchange (the “Share Exchange”), by which J Trust will be the wholly-owning parent company, and Next Japan will be the wholly-owned subsidiary. J Trust will acquire all of the issued shares of Next Japan (excluding Next Japan’s shares held by J Trust) through the Share Exchange.

Article 2	(Trade Name and Address of the Parties of the Share Exchange)

The trade name and address of J Trust and Next Japan are as set forth below, respectively:

(1)	J Trust (the wholly-owning parent company in the Share Exchange)

Trade name: J Trust Co., Ltd.

Address: 1-7-12, Toranomon, Minato-ku, Tokyo

(2)	Next Japan (the wholly-owned subsidiary in the Share Exchange)

Trade name: Next Japan Holding Company, Limited

Address: 2-1-3, Nihonbashibakurocho, Chuo-ku, Tokyo

Article 3	(Shares Delivered upon the Share Exchange by Allotment)

1	For shareholders of Next Japan (excluding J Trust) as of the time (the “Base Time”) immediately before the acquisition by J Trust of all of the issued shares of Next Japan through the Share Exchange, J Trust shall deliver by allotment, upon the Share Exchange, two (2) shares of the common stock of J Trust for one (1) share of the common stock of Next Japan held by each such shareholder.

2	If the number of shares of the common stock of J Trust that shall be allotted pursuant to the preceding paragraph includes a fraction of less than one (1) share, J Trust shall treat such fraction pursuant to the provisions of Article 234 of the Companies Act.

Article 4	(Stated Capital and Capital Reserves to be Increased)

The amount of the stated capital and capital reserves of J Trust to be increased upon the Share Exchange shall be as set forth below, respectively:

(1)	Amount of the stated capital to be increased: zero (0) yen

(2)	Amount of capital reserves to be increased:

the amount separately set forth by J Trust pursuant to the provisions of Article 39 of the Ordinance on Accounting of Companies.

(3)	Amount of retained earnings reserves to be increased: zero (0) yen

Article 5	(Effective Date)

The Share Exchange shall be effective on April 30, 2012 (the “Effective Date”); however, J Trust and Next Japan may change such date after consulting with each other if required for proceeding with the Share Exchange, or for other reasons.

Article 6	(Treatment of Stock Options)

1	By the day immediately before the Effective Date, Next Japan shall acquire without consideration and cancel all of the 2nd Series Stock Options and 5th Series Stock Options issued by Next Japan, pursuant to the provisions of the Terms and Conditions of Issuance thereof.

2	For holders of stock options stated or recorded in the stock option registry of Next Japan (excluding holders of the stock options set forth in the preceding paragraph; the “Stock Option Holders Subject to Allotment”) as of the Base Time, J Trust shall deliver by allotment, upon the Share Exchange, in exchange for one (1) stock option of Next Japan set forth in the left row of the following table and held by the Stock Option Holders Subject to Allotment, one (1) stock option of J Trust set forth in the right row of the following table that correspond to such stock options of Next Japan.

Next Japan’s Stock Options	J Trust’s Stock Options
6th Series Stock Options (content thereof is as set forth in Exhibit 1-1)	J Trust Co., Ltd. N-6th Stock Options (content thereof is as set forth in Exhibit 2-1)

7th Series Stock Options (content thereof is as set forth in Exhibit 1-2)	J Trust Co., Ltd. N-7th Stock Options (content thereof is as set forth in Exhibit 2-2)

8th Series Stock Options (content thereof is as set forth in Exhibit 1-3)	J Trust Co., Ltd. N-8th Stock Options (content thereof is as set forth in Exhibit 2-3)

9th Series Stock Options (content thereof is as set forth in Exhibit 1-4)	J Trust Co., Ltd. N-9th Stock Options (content thereof is as set forth in Exhibit 2-4)

10th Series Stock Options (content thereof is as set forth in Exhibit 1-5)	J Trust Co., Ltd. N-10th Stock Options (content thereof is as set forth in Exhibit 2-5)

Article 7	(Shareholders’ Meeting Approving the Share Exchange Agreement)

1	Next Japan shall seek approval of this Agreement by a resolution of an extraordinary shareholders’ meeting that is to be held on April 6, 2012.

2	Pursuant to the provisions of Article 796, paragraph 3 of the Companies Act, J Trust shall conduct the Share Exchange without obtaining approval of this Agreement by a resolution of its shareholders’ meeting.

3	J Trust and Next Japan may change the date of holding the extraordinary shareholders’ meeting of Next Japan set forth in paragraph 1 of this Article after consulting with each other, if required for proceeding with the Share Exchange, or for other reasons.

Article 8	(Management of Corporate Properties, etc.)

1	After the execution of this Agreement and until the Effective Date, J Trust and Next Japan shall respectively perform their businesses, and manage and operate their properties with the due care of a prudent manager; any act that materially affects their properties, rights or obligations shall be conducted after consulting with each other.

2	Next Japan shall cancel all treasury shares (including those treasury shares acquired by purchase that are concerned with dissenting shareholders’ rights to request purchase thereof, exercised in relation to the Share Exchange) it holds as of the Base Time, subject to a resolution of a board of directors meeting that is to be held by the date immediately before the Effective Date.

3	On or after the execution date of this Agreement, Next Japan shall not distribute any dividend of surplus on any date where the record date is before the Effective Date.

Article 9	(Change of Conditions of the Share Exchange and Termination of this Agreement)

From the execution of this Agreement until the Effective Date, if any material change occurs to the conditions of properties or operational results of J Trust or Next Japan, or if it becomes difficult to achieve the purpose of this Agreement, J Trust and Next Japan may, upon mutual consultation and agreement, change the conditions of the Share Exchange, change the content of this Agreement, or terminate this Agreement.

Article 10	(Effect of this Agreement)

This Agreement shall cease to be effective if:

(1)	an approval of this Agreement by a resolution of J Trust’s shareholders’ meeting is not obtained by the day immediately before the Effective Date, in the case where such approval is required pursuant to the provisions of Article 796, paragraph 4 of the Companies Act;

(2)	an approval by a resolution of Next Japan’s extraordinary shareholders’ meeting as set forth in Article 7, paragraph 1 of this Agreement is not obtained; or

(3)	an approval from the relevant authorities, etc. as set forth under the applicable laws or regulations is not obtained by the day immediately before the Effective Date.

Article 11	(Amendment of J Trust’s Articles of Incorporation, etc.)

At the annual shareholders’ meeting that is to be held in June 2012, J Trust shall propose an agenda item such that it will change its Articles of Incorporation so that holders of shares of less than one (1) unit may submit a request to J Trust for sale of shares of less than one (1) unit (which, together with the number of shares of less than one (1) unit held by a share holder of shares of less than one (1) unit, will constitute one (1) share unit) pursuant to the provisions of Article 194 of the Companies Act, and shall use reasonable efforts so that such agenda item will be approved. Also, if the agenda item is approved, J Trust will use reasonable efforts to satisfy various conditions that are necessary to respond to the request for sale of shares of less than one (1) unit by the holders of those shares, including holding of treasury shares, etc.

Article 12	(Matters for Consultation)

Other than the matters set forth herein, any matters required for the Share Exchange shall be determined upon mutual consultation between J Trust and Next Japan, in accordance with the purpose of this Agreement.

Article 13	(Agreed Jurisdiction)

Tokyo District Court shall be the court of first instance having the exclusive, agreed jurisdiction over any dispute arising in relation to this Agreement.

IN WITNESS WHEREOF, J Trust and Next Japan execute this Agreement in duplicate and affix their respective names and seal impressions, and each shall retain one (1) instrument.

February 14, 2012

J Trust: J Trust Co., Ltd.
Nobuyoshi Fujisawa
Representative Director
1-7-12, Toranomon, Minato-ku, Tokyo

Next Japan:	Next Japan Holdings Company, Limited
Kei Saito
Representative Director
2-1-3, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 1-1)    Content of the 6th Series Stock Options

1.	Number of Stock Options

Four thousand three hundred thirty (4,330)

2.	Amount of Money to be Paid in Exchange for the Stock Options

It is not necessary to pay money in exchange for the stock options.

3.	Content of the Stock Options

(1)	Type and Number of Shares Underlying the Stock Options

(i)	Shares Underlying the Stock Options

Four thousand three hundred thirty (4,330) shares of the common stock of Next Japan.

If Next Japan conducts a stock split or a stock consolidation, the number of shares underlying the stock options shall be adjusted in accordance with the following formula; however, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down:

Number of shares after adjustment = number of shares before adjustment × split or consolidation rate.

In addition to the above, if it is appropriate to adjust the number of shares underlying the stock options after the allotment date, Next Japan may adjust the number of shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

(ii)	Number of Shares Underlying per Stock Option

The number of shares underlying one (1) stock option shall be one (1) share. However, where an adjustment of the number of shares underlying the stock options as set forth in (i) above has been made, the same adjustment shall be made. In addition, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the number of shares is necessary, Next Japan may appropriately adjust the number of shares to a reasonable extent. However, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down.

(2)	Value or the Calculation Method of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share as set forth below (the “Exercise Price”) by the number of shares underlying per stock option as set forth in (1)(ii) above.

The Exercise Price shall be six hundred eighty nine (689) yen.

Where Next Japan conducts a stock split or a stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment = Exercise Price before adjustment × (1 ÷ split or consolidation rate).

In addition, with regard to the common stock of Next Japan, where Next Japan issues new shares or disposes of its treasury shares at a price below market value (excluding the case of transfer of its treasury shares as a result of the exercise of the stock options and transfer of its treasury shares due to a share exchange), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market value per share
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock of Next Japan from the total number of issued shares pertaining to the common stock of Next Japan; and where the treasury shares pertaining to the common stock of Next Japan are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

In addition to the above, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the Exercise Price is necessary, Next Japan may appropriately adjust the Exercise Price to a reasonable extent.

(3)	Period During Which the Stock Options Can be Exercised

The period shall commence on March 11, 2011 and end on March 10, 2019.

(4)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased

(i)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the relevant stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 40, paragraph (1) (currently, Article 17, paragraph (1)) of the Rules of Corporate Accounting. Any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(ii)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the relevant stock options shall be the amount obtained by deducting the amount of stated capital to be increased as set forth in (i) above from the maximum amount of increase in stated capital, etc. as mentioned in (i) above.

(5)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of Next Japan shall be required for the acquisition of the stock options by transfer.

(6)	Conditions for Exercise of the Stock Options

(i)	A person to whom the stock options are allotted is required to be a director or employee of Next Japan, a director or employee of Next Japan’s subsidiary, or a person in an equivalent position thereto at the time of the exercise. However, this shall not apply where such person has retired due to expiration of his/her term of office, or there is any other justifiable reason equivalent thereto.

(ii)	If a stock option holder is deceased and his/her heir exercises the stock options, the approval of the board of directors of Next Japan shall be required.

4.	Day of Allotment of the Stock Options

March 11, 2009

5.	Place of Payment When the Stock Options are Exercised

Sumitomo Mitsui Banking Corporation, Asakusabashi Branch

2-1-1, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 1-2)    Content of the 7th Series Stock Options

1.	Number of the Stock Options

Two hundred seventy (270)

2.	Amount of Money to be Paid in Exchange for the Stock Options

It is not necessary to pay money in exchange for the stock options.

3.	Content of the Stock Options

(1)	Type and Number of Shares Underlying the Stock Options

(i)	Shares Underlying the Stock Options

Two hundred seventy (270) shares of the common stock of Next Japan.

Where Next Japan conducts a stock split or a stock consolidation, the number of shares underlying the stock options shall be adjusted in accordance with the following formula; however, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down:

Number of shares after adjustment = number of shares before adjustment × split or consolidation rate.

In addition to the above, if it is appropriate to adjust the number of shares underlying the stock options after the day of allotment, Next Japan may adjust the number of shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

(ii)	Number of Shares Underlying per Stock Option

The number of shares underlying per stock option shall be one (1) share. However, where an adjustment of the number of shares underlying the stock options as set forth in (i) above has been made, the same adjustment shall be made. In addition, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the number of shares is necessary, Next Japan may appropriately adjust the number of shares to a reasonable extent. However, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down.

(2)	Value or the Calculation Method of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share as set forth below (the “Exercise Price”) by the number of shares underlying per stock option as set forth in (1)(ii) above.

The Exercise Price shall be one thousand eight hundred ninety (1,890) yen.

Where Next Japan conducts a stock split or a stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment = Exercise Price before adjustment × (1 ÷ split or consolidation rate).

In addition, with regard to the common stock of Next Japan, where Next Japan issues new shares or disposes of its treasury shares at a price below market value (excluding the case of transfer of its treasury shares as a result of the exercise of the stock options and transfer of its treasury shares due to a share exchange), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market value per share
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock of Next Japan from the total number of issued shares pertaining to the common stock of Next Japan; and where the treasury shares pertaining to the common stock of Next Japan are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

In addition to the above, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the Exercise Price is necessary, Next Japan may appropriately adjust the Exercise Price to a reasonable extent.

(3)	Period During Which the Stock Options Can be Exercised

The period shall commence on April 29, 2011 and end on April 28, 2019.

(4)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased

(i)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the relevant stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 40 (currently, Article 17, paragraph (1)), paragraph (1) of the Rules of Corporate Accounting. Any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(ii)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the relevant stock options shall be the amount obtained by deducting the amount of stated capital to be increased as set forth in (i) above from the maximum amount of increase in stated capital, etc. as mentioned in (i) above.

(5)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of Next Japan shall be required for the acquisition of the stock options by transfer.

(6)	Conditions for Exercise of the Stock Options

(i)	A person to whom the stock options are allotted is required to be a director or employee of Next Japan, a director or employee of Next Japan’s subsidiary, or a person in an equivalent position thereto at the time of the exercise. However, this shall not apply where such person has retired due to expiration of his/her term of office, or there is any other justifiable reason equivalent thereto.

(ii)	If a stock option holder is deceased and his/her heir exercises the stock options, the approval of the board of directors of Next Japan shall be required.

4.	Day of Allotment of the Stock Options

April 30, 2009

5.	Place of Payment When the Stock Options are Exercised

Sumitomo Mitsui Banking Corporation, Asakusabashi Branch

2-1-1, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 1-3)    Content of the 8th Series Stock Options

1.	Number of the Stock Options

Seven thousand four hundred twenty (7,420)

2.	Amount of Money to be Paid in Exchange for the Stock Options

It is not necessary to pay money in exchange for the stock options.

3.	Content of the Stock Options

(1)	Type and Number of Shares Underlying the Stock Options

(i)	Shares Underlying the Stock Options

Seven thousand four hundred twenty (7,420) shares of the common stock of Next Japan.

Where Next Japan conducts a stock split or a stock consolidation, the number of shares underlying the stock options shall be adjusted in accordance with the following formula; however, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down:

Number of shares after adjustment = number of shares before adjustment × split or consolidation rate.

In addition to the above, if it is appropriate to adjust the number of shares underlying the stock options after the day of allotment, Next Japan may adjust the number of shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

(ii)	Number of Shares Underlying per Stock Option

The number of shares underlying per stock option shall be one (1) share. However, where an adjustment of the number of shares underlying the stock options as set forth in (i) above has been made, the same adjustment shall be made. In addition, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the number of shares is necessary, Next Japan may appropriately adjust the number of shares to a reasonable extent. However, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down.

(2)	Value or the Calculation Method of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share as set forth below (the “Exercise Price”) by the number of shares underlying per stock option as set forth in (1)(ii) above.

The Exercise Price shall be two thousand one hundred seven (2,107) yen.

Where Next Japan conducts a stock split or a stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment = Exercise Price before adjustment × (1 ÷ split or consolidation rate).

In addition, with regard to the common stock of Next Japan, where Next Japan issues new shares or disposes of its treasury shares at a price below market value (excluding the case of transfer of its treasury shares as a result of the exercise of the stock options and transfer of its treasury shares due to a share exchange), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares	×	Amount to be paid in per share
Paid-in amount after adjustment	=	Paid-in amount before adjustment	×			Market value before issuing new shares
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock of Next Japan from the total number of issued shares pertaining to the common stock of Next Japan; and where the treasury shares pertaining to the common stock of Next Japan are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

In addition to the above, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the Exercise Price is necessary, Next Japan may appropriately adjust the Exercise Price to a reasonable extent.

(3)	Period During Which the Stock Options Can be Exercised

The period shall commence on December 16, 2011 and end on December 15, 2019.

(4)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased

(i)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the relevant stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting. Any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(ii)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the relevant stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (i) above from the maximum amount of increase in stated capital as mentioned in (i) above.

(5)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of Next Japan shall be required for the acquisition of the stock options by transfer.

(6)	Conditions for Exercise of the Stock Options

(i)	A person to whom the stock options are allotted is required to be a director or employee of Next Japan, or a person in an equivalent position thereto at the time of the exercise. However, this shall not apply where such person has retired due to expiration of his/her term of office, or there is any other justifiable reason equivalent thereto.

(ii)	If a stock option holder is deceased and his/her heir exercises the stock options, the approval of the board of directors of Next Japan shall be required.

4.	Day of Allotment of the Stock Options

December 16, 2009

5.	Place of Payment When the Stock Options are Exercised

Sumitomo Mitsui Banking Corporation, Asakusabashi Branch

2-1-1, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 1-4)    Content of the 9th Series Stock Options

1.	Number of the Stock Options

Seven thousand eight hundred fifty (7,850)

2.	Amount of Money to be Paid in Exchange for the Stock Options

It is not necessary to pay money in exchange for the stock options.

3.	Content of the Stock Options

(1)	Type and Number of Shares Underlying the Stock Options

(i)	Shares Underlying the Stock Options

Seven thousand eight hundred fifty (7,850) shares of the common stock of Next Japan.

Where Next Japan conducts a stock split or a stock consolidation, the number of shares underlying the stock options shall be adjusted in accordance with the following formula; however, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down:

Number of shares after adjustment = number of shares before adjustment × split or consolidation rate.

In addition to the above, if it is appropriate to adjust the number of shares underlying the stock options after the day of allotment, Next Japan may adjust the number of shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

(ii)	Number of Shares Underlying per Stock Option

The number of shares underlying per stock option shall be one (1) share. However, where an adjustment of the number of shares underlying the stock options as set forth in (i) above has been made, the same adjustment shall be made. In addition, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the number of shares is necessary, Next Japan may appropriately adjust the number of shares to a reasonable extent. However, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down.

(2)	Value or the Calculation Method of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share as set forth below (the “Exercise Price”) by the number of shares underlying per stock option as set forth in (1)(ii) above.

The Exercise Price shall be four thousand one hundred (4,100) yen.

Where Next Japan conducts a stock split or a stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment = Exercise Price before adjustment × (1 ÷ split or consolidation rate).

In addition, with regard to the common stock of Next Japan, where Next Japan issues new shares or disposes of its treasury shares at a price below market value (excluding the case of transfer of its treasury shares as a result of the exercise of the stock options and transfer of its treasury shares due to a share exchange), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Paid-in amount after adjustment		Paid-in amount before adjustment		Number of existing issued shares	+	Number of newly issued shares	×	Amount to be paid in per share
	=		×			Market value before issuing new shares
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock of Next Japan from the total number of issued shares pertaining to the common stock of Next Japan; and where the treasury shares pertaining to the common stock of Next Japan are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

In addition to the above, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the Exercise Price is necessary, Next Japan may appropriately adjust the Exercise Price to a reasonable extent.

(3)	Period During Which the Stock Options Can be Exercised

The period shall commence on December 15, 2012 and end on December 14, 2020.

(4)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased

(i)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the relevant stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting. Any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(ii)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the relevant stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (i) above from the maximum amount of increase in stated capital as mentioned in (i) above.

(5)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of Next Japan shall be required for the acquisition of the stock options by transfer.

(6)	Conditions for Exercise of the Stock Options

(i)	A person to whom the stock options are allotted is required to be a director or employee of Next Japan, or a person in an equivalent position thereto at the time of the exercise. However, this shall not apply where such person has retired due to expiration of his/her term of office, or there is any other justifiable reason equivalent thereto.

(ii)	If a stock option holder is deceased and his/her heir exercises the stock options, the approval of the board of directors of Next Japan shall be required.

4.	Day of Allotment of the Stock Options

December 15, 2010

5.	Place of Payment When the Stock Options are Exercised

Sumitomo Mitsui Banking Corporation, Asakusabashi Branch

2-1-1, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 1-5)    Content of the 10th Series Stock Options

1.	Number of the Stock Options

Seven thousand (7,000)

2.	Amount of Money to be Paid in Exchange for the Stock Options

It is not necessary to pay money in exchange for the stock options.

3.	Content of the Stock Options

(1)	Type and Number of Shares Underlying the Stock Options

(i)	Shares Underlying the Stock Options

Seven thousand (7,000) shares of the common stock of Next Japan.

Where Next Japan conducts a stock split or a stock consolidation, the number of shares underlying the stock options shall be adjusted in accordance with the following formula; however, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down:

Number of shares after adjustment = number of shares before adjustment × split or consolidation rate.

In addition to the above, if it is appropriate to adjust the number of shares underlying the stock options after the day of allotment, Next Japan may adjust the number of shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

(ii)	Number of Shares Underlying per Stock Option

The number of shares underlying per stock option shall be one (1) share. However, where an adjustment of the number of shares underlying the stock options as set forth in (i) above has been made, the same adjustment shall be made. In addition, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the number of shares is necessary, Next Japan may appropriately adjust the number of shares to a reasonable extent. However, such adjustment shall be made only with regard to the number of shares underlying, among the relevant stock options, the stock options that are not exercised or cancelled at the time of the adjustment, and any fraction less than one (1) share as a result of the adjustment shall be rounded down.

(2)	Value or the Calculation Method of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share as set forth below (the “Exercise Price”) by the number of shares underlying per stock option as set forth in (1)(ii) above.

The Exercise Price shall be one thousand four hundred eighty (1,480) yen.

Where Next Japan conducts a stock split or a stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment = Exercise Price before adjustment × (1 ÷ split or consolidation rate).

In addition, with regard to the common stock of Next Japan, where Next Japan issues new shares or disposes of its treasury shares at a price below market value (excluding the case of transfer of its treasury shares as a result of the exercise of the stock options and transfer of its treasury shares due to a share exchange), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Paid-in amount after adjustment		Paid-in amount before adjustment		Number of existing issued shares	+	Number of newly issued shares	×	Amount to be paid in per share
	=		×			Market value before issuing new shares
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock of Next Japan from the total number of issued shares pertaining to the common stock of Next Japan; and where the treasury shares pertaining to the common stock of Next Japan are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

In addition to the above, where Next Japan conducts a merger with another company, a company split, or a capital reduction, or in the equivalent case thereto where adjustment of the Exercise Price is necessary, Next Japan may appropriately adjust the Exercise Price to a reasonable extent.

(3)	Period During Which the Stock Options Can be Exercised

The period shall commence on December 14, 2013 and end on December 13, 2021.

(4)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased

(i)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the relevant stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting. Any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(ii)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the relevant stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (i) above from the maximum amount of increase in stated capital as mentioned in (i) above.

(5)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of Next Japan shall be required for the acquisition of the stock options by transfer.

(6)	Conditions for Exercise of the Stock Options

(i)	A person to whom the stock options are allotted is required to be a director or employee of Next Japan, or a director or employee of Next Japan’s subsidiary, or a person in an equivalent position thereto at the time of the exercise. However, this shall not apply where such person has retired due to expiration of his/her term of office, or there is any other justifiable reason equivalent thereto.

(ii)	An approval of the board of directors of Next Japan shall be required to assign, pledge, or otherwise dispose of, or inherit, the stock options.

4.	Day of Allotment of the Stock Options

December 14, 2011

5.	Place of Payment When the Stock Options are Exercised

Sumitomo Mitsui Banking Corporation, Asakusabashi Branch

2-1-1, Nihonbashi-bakurocho, Chuo-ku, Tokyo

(Exhibit 2-1)    Content of J Trust Co., Ltd. N-6th Stock Options

1.	Number of Shares Underlying the Stock Options

The type of shares underlying the stock options shall be the common stock of J Trust, and the number of shares underlying per stock option (the “Number of Underlying Shares”) shall be two (2) shares.

However, with regard to the common stock of J Trust, where J Trust conducts a stock split (including the allotment of shares without contribution of the common stock of J Trust; hereinafter the same shall apply to any statement on a stock split) or a stock consolidation after the day on which the stock options are allotted (the “Day of Allotment”), the Number of Underlying Shares shall be adjusted in accordance with the following formula:

Number of Underlying Shares after adjustment = Number of Underlying Shares before adjustment × stock split or stock consolidation rate.

In addition to the above, if it is appropriate to adjust the Number of Underlying Shares after the Day of Allotment, J Trust may adjust the Number of Underlying Shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

2.	Amount to be Paid in When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share to be delivered as a result of the exercise of the stock options (the “Exercise Price”) by the Number of Underlying Shares.

The Exercise Price shall be three hundred forty five (345) yen.

However, the Exercise Price shall be subject to the following adjustment.

(1)	Where J Trust conducts a stock split or a stock consolidation with regard to the common stock of J Trust after the Day of Allotment, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Stock split or stock consolidation rate

(2)	Where, with regard to the common stock of J Trust, J Trust issues new shares or disposes of its treasury shares at a price below market value (excluding the case of a sale of the treasury shares pursuant to the provisions of Article 194 of the Companies Act (Demand for Sale of Shares of Less than One Unit to Holder of Shares of Less than One Unit), a conversion of the securities which are to be converted or convertible into the common stock of J Trust, or the exercise of the stock options (including those that are attached to bonds with stock options) which enable its holders to demand a delivery of the common stock of J Trust), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares × Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	x			Market value
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock held by J Trust from the total number of issued shares of the common stock of J Trust; and where the treasury shares are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

(3)	In addition to the above, if, after the Day of Allotment, it is appropriate to adjust the Exercise Price, such as where other types of shares are allotted to the shareholders holding common stock without contribution or where dividends are paid to the shareholders holding common stock of any other company’s shares, J Trust may adjust the Exercise Price to a reasonable extent, taking into account the conditions and the like for such allotment or dividends.

3.	Exercise Period of the Stock Options

The period shall commence on April 30, 2012 and end on March 10, 2019.

4.	Conditions for the Exercise of the Stock Options

Where a stock option holder falls under any one of the following items, the stock option holder may not exercise the relevant stock options after the time stated in each of those items, and shall waiver all the relevant stock options that are not exercised at that time:

(1)	Where the stock option holder is dismissed from the post of director of J Trust—the time of such dismissal.

(2)	Where the stock option holder is fired pursuant to the provisions of the rules on employment, etc.—the time of such firing.

(3)	Where the stock option holder ceases to fall under any one of the following persons—the time of ceasing

I.	an officer, employee, advisor, consultant, or temporary employee of J Trust;

II.	an officer or employee of J Trust’s group company, or a company or organization designated by J Trust.

(4)	Where the stock option holder is deceased—the time of the stock option holder’s death.

(5)	Other conditions shall be set forth in the Stock Option Allotment Agreement executed by and between J Trust and the stock option holders.

5.	Amount Deducted from the Issue Price and Added to the Stated Capital When Shares are Issued as a Result of the Exercise of the Stock Options

(1)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting, and any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(2)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the stock options shall be the amount obtained by deducting the amount of stated capital to be increased as set forth in (1) above from the maximum amount of increase in stated capital, etc. as mentioned in (1) above.

6.	Matters Regarding Transfer of the Stock Options

The approval by a resolution of the board of directors of J Trust shall be required for the acquisition of the stock options by transfer.

7.	Content of the Arrangement Between J Trust and the Stock Option Holders

The arrangement between J Trust and the stock option holders shall be set forth in the Stock Option Allotment Agreement executed by the stock option holders.

8.	Arrangement for Acquisition of the Share Options by J Trust

Where the proposals set forth in the following (1) to (3) are approved by the shareholders’ meeting of J Trust (or, if a resolution by the shareholders’ meeting is not required, where a decision by the board of directors is obtained), J Trust may acquire the stock options without contribution on the day separately designated by the board of directors of J Trust:

(1)	Proposal on approval for a merger agreement under which J Trust is to become an extinct company.

(2)	Proposal on approval for a company split agreement or a company split plan under which J Trust is to become a split company.

(3)	Proposal on approval for a share transfer agreement or a share transfer plan under which J Trust is to become a wholly-owned subsidiary.

9.	Decision-Making Policy on the Content of Delivery of the Stock Options of the Reorganized Company upon Reorganization

Where J Trust conducts a merger (limited to where J Trust is to be extinguished by the merger), an absorption-type company split or an incorporation-type company split (in each case, limited to where J Trust is to become a split company), or a share exchange or a share transfer (in each case, limited to where J Trust is to become a wholly-owned subsidiary) (collectively, the “Act of Reorganization”), J Trust shall deliver, in each case, the stock options of the stock companies (the “Reorganized Company”) respectively set forth in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act to the holders of the stock options which remain outstanding (the “Outstanding Stock Options”) immediately before the effective date of the Act of Reorganization (meaning the day on which the absorption-type merger becomes effective in the case of an absorption-type merger, the day on which the company incorporated through a consolidation-type merger is established in the case of a consolidation-type merger, the day on which the absorption-type company split becomes effective in the case of an absorption-type company split, the day on which the stock company incorporated through an incorporation-type company split is established in the case of an incorporation-type company split, the day on which the share exchange becomes effective in the case of a share exchange, and the day on which the wholly-owning parent company incorporated through a share transfer is established in the case of a share transfer).

However, the statement to the effect that the stock options of the Reorganized Company will be delivered in accordance with the following items shall be set forth in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split agreement, a share exchange agreement, or a share transfer plan:

(1)	Number of the Stock Options of the Reorganized Company to be Delivered

The same number of stock options as the number of the Outstanding Stock Options held by a stock option holder shall be delivered.

(2)	Type of the Reorganized Company’s Shares Underlying the Stock Options

Such shares shall be the Reorganized Company’s common stock.

(3)	Number of the Reorganized Company’s Shares Underlying the Stock Options

To be determined under equivalent measures to 1. above, taking into account the conditions and the like for the Act of Reorganization.

(4)	Value of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when each of the stock options to be delivered is exercised shall be the amount obtained by multiplying the amount to be paid in after reorganization that is obtained from the adjustment of the Exercise Price set forth in 2. above taking into account the conditions and the like for the Act of Reorganization by the number of the Reorganized Company’s shares underlying those stock options determined in accordance with (3) above.

(5)	Period During Which the Stock Options Can be Exercised

The period shall commence on the commencing date of the period during which the stock options can be exercised as set forth in 3. above or the effective date of the Act of Reorganization, whichever comes later, and end on the expiration date of the period during which the stock options can be exercised as set forth in 3. above.

(6)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased Where Shares are Issued as a Result of the Exercise of the Stock Options

To be determined under equivalent measures to 5. above.

(7)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of the Reorganized Company shall be required for the acquisition of the stock options by transfer.

(8)	Arrangement for Acquisition of the Share Options by J Trust

To be determined under equivalent measures to 8. above.

(9)	Other Conditions for the Exercise of the Stock Options

To be determined under equivalent measures to 11. below.

10.	Arrangement for Fractions Less than One Share as a Result of the Exercise of the Stock Options

If any fraction less than one share occurs with the number of shares to be delivered to the stock option holders who have exercised the stock options, such fraction shall be rounded down.

11.	Other Conditions for the Exercise of the Stock Options

Where a stock option holder waivers his/her stock options, the stock option holder may not exercise those stock options.

(Exhibit 2-2)    Content of J Trust Co., Ltd. N-7th Stock Options

1.	Number of Shares Underlying the Stock Options

The type of shares underlying the stock options shall be the common stock of J Trust, and the number of shares underlying per stock option (the “Number of Underlying Shares”) shall be two (2) shares.

However, with regard to the common stock of J Trust, where J Trust conducts a stock split (including the allotment of shares without contribution of the common stock of J Trust; hereinafter the same shall apply to any statement on a stock split) or a stock consolidation after the day on which the stock options are allotted (the “Day of Allotment”), the Number of Underlying Shares shall be adjusted in accordance with the following formula:

Number of Underlying Shares after adjustment = Number of Underlying Shares before adjustment × stock split or stock consolidation rate.

In addition to the above, if it is appropriate to adjust the Number of Underlying Shares after the Day of Allotment, J Trust may adjust the Number of Underlying Shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

2.	Amount to be Paid in When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share to be delivered as a result of the exercise of the stock options (the “Exercise Price”) by the Number of Underlying Shares.

The Exercise Price shall be nine hundred forty five (945) yen.

However, the Exercise Price shall be subject to the following adjustment.

(1)	Where J Trust conducts a stock split or a stock consolidation with regard to the common stock of J Trust after the Day of Allotment, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Stock split or stock consolidation rate

(2)	Where, with regard to the common stock of J Trust, J Trust issues new shares or disposes of its treasury shares at a price below market value (excluding the case of a sale of the treasury shares pursuant to the provisions of Article 194 of the Companies Act (Demand for Sale of Shares of Less than One Unit to Holder of Shares of Less than One Unit), a conversion of the securities which are to be converted or convertible into the common stock of J Trust, or the exercise of the stock options (including those that are attached to bonds with stock options) which enable its holders to demand a delivery of the common stock of J Trust), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares × Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market value
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock held by J Trust from the total number of issued shares of the common stock of J Trust; and where the treasury shares are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

(3)	In addition to the above, if, after the Day of Allotment, it is appropriate to adjust the Exercise Price, such as where other types of shares are allotted to the shareholders holding common stock without contribution or where dividends are paid to the shareholders holding common stock of any other company’s shares, J Trust may adjust the Exercise Price to a reasonable extent, taking into account the conditions and the like for such allotment or dividends.

3.	Exercise Period of the Stock Options

The period shall commence on April 30, 2012 and end on April 28, 2019.

4.	Conditions for the Exercise of the Stock Options

Where a stock option holder falls under any one of the following items, the stock option holder may not exercise the relevant stock options after the time stated in each of those items, and shall waiver all the relevant stock options that are not exercised at that time:

(1)	Where the stock option holder is dismissed from the post of director of J Trust—the time of such dismissal.

(2)	Where the stock option holder is fired pursuant to the provisions of the rules on employment, etc.—the time of such firing.

(3)	Where the stock option holder ceases to fall under any one of the following persons—the time of ceasing

I.	an officer, employee, advisor, consultant, or temporary employee of J Trust;

II.	an officer or employee of J Trust’s group company, or a company or organization designated by J Trust.

(4)	Where the stock option holder is deceased—the time of the stock option holder’s death.

(5)	Other conditions shall be set forth in the Stock Option Allotment Agreement executed by and between J Trust and the stock option holders.

5.	Amount Deducted from the Issue Price and Added to the Stated Capital When Shares are Issued as a Result of the Exercise of the Stock Options

(1)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting, and any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(2)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the stock options shall be the amount obtained by deducting the amount of stated capital to be increased as set forth in (1) above from the maximum amount of increase in stated capital, etc. as mentioned in (1) above.

6.	Matters Regarding Transfer of the Stock Options

The approval by a resolution of the board of directors of J Trust shall be required for the acquisition of the stock options by transfer.

7.	Content of the Arrangement Between J Trust and the Stock Option Holders

The arrangement between J Trust and the stock option holders shall be set forth in the Stock Option Allotment Agreement executed by the stock option holders.

8.	Arrangement for Acquisition of the Share Options by J Trust

Where the proposals set forth in the following (1) to (3) are approved by the shareholders’ meeting of J Trust (or, if a resolution by the shareholders’ meeting is not required, where a decision by the board of directors is obtained), J Trust may acquire the stock options without contribution on the day separately designated by the board of directors of J Trust:

(1)	Proposal on approval for a merger agreement under which J Trust is to become an extinct company.

(2)	Proposal on approval for a company split agreement or a company split plan under which J Trust is to become a split company.

(3)	Proposal on approval for a share transfer agreement or a share transfer plan under which J Trust is to become a wholly-owned subsidiary.

9.	Decision-Making Policy on the Content of Delivery of the Stock Options of the Reorganized Company upon Reorganization

Where J Trust conducts a merger (limited to where J Trust is to be extinguished by the merger), an absorption-type company split or an incorporation-type company split (in each case, limited to where J Trust is to become a split company), or a share exchange or a share transfer (in each case, limited to where J Trust is to become a wholly-owned subsidiary) (collectively, the “Act of Reorganization”), J Trust shall deliver, in each case, the stock options of the stock companies (the “Reorganized Company”) respectively set forth in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act to the holders of the stock options which remain outstanding (the “Outstanding Stock Options”) immediately before the effective date of the Act of Reorganization (meaning the day on which the absorption-type merger becomes effective in the case of an absorption-type merger, the day on which the company incorporated through a consolidation-type merger is established in the case of a consolidation-type merger, the day on which the absorption-type company split becomes effective in the case of an absorption-type company split, the day on which the stock company incorporated through an incorporation-type company split is established in the case of an incorporation-type company split, the day on which the share exchange becomes effective in the case of a share exchange, and the day on which the wholly-owning parent company incorporated through a share transfer is established in the case of a share transfer). However, the statement to the effect that the stock options of the Reorganized Company will be delivered in accordance with the following items shall be set forth in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split agreement, a share exchange agreement, or a share transfer plan:

(1)	Number of the Stock Options of the Reorganized Company to be Delivered

The same number of stock options as the number of the Outstanding Stock Options held by a stock option holder shall be delivered.

(2)	Type of the Reorganized Company’s Shares Underlying the Stock Options

Such shares shall be the Reorganized Company’s common stock.

(3)	Number of the Reorganized Company’s Shares Underlying the Stock Options

To be determined under equivalent measures to 1. above, taking into account the conditions and the like for the Act of Reorganization.

(4)	Value of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when each of the stock options to be delivered is exercised shall be the amount obtained by multiplying the amount to be paid in after reorganization that is obtained from the adjustment of the Exercise Price set forth in 2 above taking into account the conditions and the like for the Act of Reorganization by the number of the Reorganized Company’s shares underlying those stock options determined in accordance with (3) above.

(5)	Period During Which the Stock Options Can be Exercised

The period shall commence on the commencing date of the period during which the stock options can be exercised as set forth in 3 above or the effective date of the Act of Reorganization, whichever comes later, and end on the expiration date of the period during which the stock options can be exercised as set forth in 3 above.

(6)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased Where Shares are Issued as a Result of the Exercise of the Stock Options

To be determined under equivalent measures to 5. above.

(7)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of the Reorganized Company shall be required for the acquisition of the stock options by transfer.

(8)	Arrangement for Acquisition of the Share Options by J Trust

To be determined under equivalent measures to 8. above.

(9)	Other Conditions for the Exercise of the Stock Options

To be determined under equivalent measures to 11. below.

10.	Arrangement for Fractions Less than One Share as a Result of the Exercise of the Stock Options

If any fraction less than one (1) share occurs with the number of shares to be delivered to the stock option holders who have exercised the stock options, such fraction shall be rounded down.

11.	Other Conditions for the Exercise of the Stock Options

Where a stock option holder waivers his/her stock options, the stock option holder may not exercise those stock options.

(Exhibit 2-3)    Content of J Trust Co., Ltd. N-8th Stock Options

1.	Number of Shares Underlying the Stock Options

The type of shares underlying the stock options shall be the common stock of J Trust, and the number of shares underlying per stock option (the “Number of Underlying Shares”) shall be two (2) shares.

However, with regard to the common stock of J Trust, where J Trust conducts a stock split (including the allotment of shares without contribution of the common stock of J Trust; hereinafter the same shall apply to any statement on a stock split) or a stock consolidation after the day on which the stock options are allotted (the “Day of Allotment”), the Number of Underlying Shares shall be adjusted in accordance with the following formula:

Number of Underlying Shares after adjustment = Number of Underlying Shares before adjustment × stock split or stock consolidation rate.

In addition to the above, if it is appropriate to adjust the Number of Underlying Shares after the Day of Allotment, J Trust may adjust the Number of Underlying Shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

2.	Amount to be Paid in When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share to be delivered as a result of the exercise of the stock options (the “Exercise Price”) by the Number of Underlying Shares.

The Exercise Price shall be one thousand fifty four (1,054) yen.

However, the Exercise Price shall be subject to the following adjustment.

(1)	Where J Trust conducts a stock split or a stock consolidation with regard to the common stock of J Trust after the Day of Allotment, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Stock split or stock consolidation rate

(2)	Where, with regard to the common stock of J Trust, J Trust issues new shares or disposes of its treasury shares at a price below market value (excluding the case of a sale of the treasury shares pursuant to the provisions of Article 194 of the Companies Act (Demand for Sale of Shares of Less than One Unit to Holder of Shares of Less than One Unit), a conversion of the securities which are to be converted or convertible into the common stock of J Trust, or the exercise of the stock options (including those that are attached to bonds with stock options) which enable its holders to demand a delivery of the common stock of J Trust), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares × Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market value
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock held by J Trust from the total number of issued shares of the common stock of J Trust; and where the treasury shares are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

(3)	In addition to the above, if, after the Day of Allotment, it is appropriate to adjust the Exercise Price, such as where other types of shares are allotted to the shareholders holding common stock without contribution or where dividends are paid to the shareholders holding common stock of any other company’s shares, J Trust may adjust the Exercise Price to a reasonable extent, taking into account the conditions and the like for such allotment or dividends.

3.	Exercise Period of the Stock Options

The period shall commence on April 30, 2012 and end on December 15, 2019.

4.	Conditions for the Exercise of the Stock Options

Where a stock option holder falls under any one of the following items, the stock option holder may not exercise the relevant stock options after the time stated in each of those items, and shall waiver all the relevant stock options that are not exercised at that time:

(1)	Where the stock option holder is dismissed from the post of director of J Trust—the time of such dismissal.

(2)	Where the stock option holder is fired pursuant to the provisions of the rules on employment, etc.—the time of such firing.

(3)	Where the stock option holder ceases to fall under any one of the following persons—the time of ceasing

I.	an officer, employee, advisor, consultant, or temporary employee of J Trust;

II.	an officer or employee of J Trust’s group company, or a company or organization designated by J Trust.

(4)	Where the stock option holder is deceased—the time of the stock option holder’s death.

(5)	Other conditions shall be set forth in the Stock Option Allotment Agreement executed by and between J Trust and the stock option holders.

5.	Amount Deducted from the Issue Price and Added to the Stated Capital When Shares are Issued as a Result of the Exercise of the Stock Options

(1)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting, and any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(2)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (1) above from the maximum amount of increase in stated capital as mentioned in (1) above.

6.	Matters Regarding Transfer of the Stock Options

The approval by a resolution of the board of directors of J Trust shall be required for the acquisition of the stock options by transfer.

7.	Content of the Arrangement Between J Trust and the Stock Option Holders

The arrangement between J Trust and the stock option holders shall be set forth in the Stock Option Allotment Agreement executed by the stock option holders.

8.	Arrangement for Acquisition of the Share Options by J Trust

Where the proposals set forth in the following (1) to (3) are approved by the shareholders’ meeting of J Trust (or, if a resolution by the shareholders’ meeting is not required, where a decision by the board of directors is obtained), J Trust may acquire the stock options without contribution on the day separately designated by the board of directors of J Trust:

(1)	Proposal on approval for a merger agreement under which J Trust is to become an extinct company.

(2)	Proposal on approval for a company split agreement or a company split plan under which J Trust is to become a split company.

(3)	Proposal on approval for a share transfer agreement or a share transfer plan under which J Trust is to become a wholly-owned subsidiary.

9.	Decision-Making Policy on the Content of Delivery of the Stock Options of the Reorganized Company upon Reorganization

Where J Trust conducts a merger (limited to where J Trust is to be extinguished by the merger), an absorption-type company split or an incorporation-type company split (in each case, limited to where J Trust is to become a split company), or a share exchange or a share transfer (in each case, limited to where J Trust is to become a wholly-owned subsidiary) (collectively, the “Act of Reorganization”), J Trust shall deliver, in each case, the stock options of the stock companies (the “Reorganized Company”) respectively set forth in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act to the holders of the stock options which remain outstanding (the “Outstanding Stock Options”) immediately before the effective date of the Act of Reorganization (meaning the day on which the absorption-type merger becomes effective in the case of an absorption-type merger, the day on which the company incorporated through a consolidation-type merger is established in the case of a consolidation-type merger, the day on which the absorption-type company split becomes effective in the case of an absorption-type company split, the day on which the stock company incorporated through an incorporation-type company split is established in the case of an incorporation-type company split, the day on which the share exchange becomes effective in the case of a share exchange, and the day on which the wholly-owning parent company incorporated through a share transfer is established in the case of a share transfer). However, the statement to the effect that the stock options of the Reorganized Company will be delivered in accordance with the following items shall be set forth in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split agreement, a share exchange agreement, or a share transfer plan:

(1)	Number of the Stock Options of the Reorganized Company to be Delivered

The same number of stock options as the number of the Outstanding Stock Options held by a stock option holder shall be delivered.

(2)	Type of the Reorganized Company’s Shares Underlying the Stock Options

Such shares shall be the Reorganized Company’s common stock.

(3)	Number of the Reorganized Company’s Shares Underlying the Stock Options

To be determined under equivalent measures to 1. above, taking into account the conditions and the like for the Act of Reorganization.

(4)	Value of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when each of the stock options to be delivered is exercised shall be the amount obtained by multiplying the amount to be paid in after reorganization that is obtained from the adjustment of the Exercise Price set forth in 2 above taking into account the conditions and the like for the Act of Reorganization by the number of the Reorganized Company’s shares underlying those stock options determined in accordance with (3) above.

(5)	Period During Which the Stock Options Can be Exercised

The period shall commence on the commencing date of the period during which the stock options can be exercised as set forth in 3 above or the effective date of the Act of Reorganization, whichever comes later, and end on the expiration date of the period during which the stock options can be exercised as set forth in 3 above.

(6)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased Where Shares are Issued as a Result of the Exercise of the Stock Options

To be determined under equivalent measures to 5. above.

(7)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of the Reorganized Company shall be required for the acquisition of the stock options by transfer.

(8)	Arrangement for Acquisition of the Share Options by J Trust

To be determined under equivalent measures to 8. above.

(9)	Other Conditions for the Exercise of the Stock Options

To be determined under equivalent measures to 11. below.

10.	Arrangement for Fractions Less than One Share as a Result of the Exercise of the Stock Options

If any fraction less than one (1) share occurs with the number of shares to be delivered to the stock option holders who have exercised the stock options, such fraction shall be rounded down.

11.	Other Conditions for the Exercise of the Stock Options

Where a stock option holder waivers his/her stock options, the stock option holder may not exercise those stock options.

(Exhibit 2-4)    Content of J Trust Co., Ltd. N-9th Stock Options

1.	Number of Shares Underlying the Stock Options

The type of shares underlying the stock options shall be the common stock of J Trust, and the number of shares underlying per stock option (the “Number of Underlying Shares”) shall be two (2) shares.

However, with regard to the common stock of J Trust, where J Trust conducts a stock split (including the allotment of shares without contribution of the common stock of J Trust; hereinafter the same shall apply to any statement on a stock split) or a stock consolidation after the day on which the stock options are allotted (the “Day of Allotment”), the Number of Underlying Shares shall be adjusted in accordance with the following formula:

Number of Underlying Shares after adjustment = Number of Underlying Shares before adjustment × stock split or stock consolidation rate.

In addition to the above, if it is appropriate to adjust the Number of Underlying Shares after the Day of Allotment, J Trust may adjust the Number of Underlying Shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

2.	Amount to be Paid in When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share to be delivered as a result of the exercise of the stock options (the “Exercise Price”) by the Number of Underlying Shares.

The Exercise Price shall be two thousand fifty (2,050) yen.

However, the Exercise Price shall be subject to the following adjustment.

(1)	Where J Trust conducts a stock split or a stock consolidation with regard to the common stock of J Trust after the Day of Allotment, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Stock split or stock consolidation rate

(2)	Where, with regard to the common stock of J Trust, J Trust issues new shares or disposes of its treasury shares at a price below market value (excluding the case of a sale of the treasury shares pursuant to the provisions of Article 194 of the Companies Act (Demand for Sale of Shares of Less than One Unit to Holder of Shares of Less than One Unit), a conversion of the securities which are to be converted or convertible into the common stock of J Trust, or the exercise of the stock options (including those that are attached to bonds with stock options) which enable its holders to demand a delivery of the common stock of J Trust), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	Number of existing issued shares	+	Number of newly issued shares × Amount to be paid in per share

Market value

Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock held by J Trust from the total number of issued shares of the common stock of J Trust; and where the treasury shares are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

(3)	In addition to the above, if, after the Day of Allotment, it is appropriate to adjust the Exercise Price, such as where other types of shares are allotted to the shareholders holding common stock without contribution or where dividends are paid to the shareholders holding common stock of any other company’s shares, J Trust may adjust the Exercise Price to a reasonable extent, taking into account the conditions and the like for such allotment or dividends.

3.	Exercise Period of the Stock Options

The period shall commence on December 15, 2012 and end on December 14, 2020.

4.	Conditions for the Exercise of the Stock Options

Where a stock option holder falls under any one of the following items, the stock option holder may not exercise the relevant stock options after the time stated in each of those items, and shall waiver all the relevant stock options that are not exercised at that time:

(1)	Where the stock option holder is dismissed from the post of director of J Trust—the time of such dismissal.

(2)	Where the stock option holder is fired pursuant to the provisions of the rules on employment, etc.—the time of such firing.

(3)	Where the stock option holder ceases to fall under any one of the following persons—the time of ceasing

I.	an officer, employee, advisor, consultant, or temporary employee of J Trust;

II.	an officer or employee of J Trust’s group company, or a company or organization designated by J Trust.

(4)	Where the stock option holder is deceased—the time of the stock option holder’s death.

(5)	Other conditions shall be set forth in the Stock Option Allotment Agreement executed by and between J Trust and the stock option holders.

5.	Amount Deducted from the Issue Price and Added to the Stated Capital When Shares are Issued as a Result of the Exercise of the Stock Options

(1)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting, and any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(2)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (1) above from the maximum amount of increase in stated capital as mentioned in (1) above.

6.	Matters Regarding Transfer of the Stock Options

The approval by a resolution of the board of directors of J Trust shall be required for the acquisition of the stock options by transfer.

7.	Content of the Arrangement Between J Trust and the Stock Option Holders

The arrangement between J Trust and the stock option holders shall be set forth in the Stock Option Allotment Agreement executed by the stock option holders.

8.	Arrangement for Acquisition of the Share Options by J Trust

Where the proposals set forth in the following (1) to (3) are approved by the shareholders’ meeting of J Trust (or, if a resolution by the shareholders’ meeting is not required, where a decision by the board of directors is obtained), J Trust may acquire the stock options without contribution on the day separately designated by the board of directors of J Trust:

(1)	Proposal on approval for a merger agreement under which J Trust is to become an extinct company.

(2)	Proposal on approval for a company split agreement or a company split plan under which J Trust is to become a split company.

(3)	Proposal on approval for a share transfer agreement or a share transfer plan under which J Trust is to become a wholly-owned subsidiary.

9.	Decision-Making Policy on the Content of Delivery of the Stock Options of the Reorganized Company upon Reorganization

Where J Trust conducts a merger (limited to where J Trust is to be extinguished by the merger), an absorption-type company split or an incorporation-type company split (in each case, limited to where J Trust is to become a split company), or a share exchange or a share transfer (in each case, limited to where J Trust is to become a wholly-owned subsidiary) (collectively, the “Act of Reorganization”), J Trust shall deliver, in each case, the stock options of the stock companies (the “Reorganized Company”) respectively set forth in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act to the holders of the stock options which remain outstanding (the “Outstanding Stock Options”) immediately before the effective date of the Act of Reorganization (meaning the day on which the absorption-type merger becomes effective in the case of an absorption-type merger, the day on which the company incorporated through a consolidation-type merger is established in the case of a consolidation-type merger, the day on which the absorption-type company split becomes effective in the case of an absorption-type company split, the day on which the stock company incorporated through an incorporation-type company split is established in the case of an incorporation-type company split, the day on which the share exchange becomes effective in the case of a share exchange, and the day on which the wholly-owning parent company incorporated through a share transfer is established in the case of a share transfer). However, the statement to the effect that the stock options of the Reorganized Company will be delivered in accordance with the following items shall be set forth in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split agreement, a share exchange agreement, or a share transfer plan:

(1)	Number of the Stock Options of the Reorganized Company to be Delivered

The same number of stock options as the number of the Outstanding Stock Options held by a stock option holder shall be delivered.

(2)	Type of the Reorganized Company’s Shares Underlying the Stock Options

Such shares shall be the Reorganized Company’s common stock.

(3)	Number of the Reorganized Company’s Shares Underlying the Stock Options

To be determined under equivalent measures to 1. above, taking into account the conditions and the like for the Act of Reorganization.

(4)	Value of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when each of the stock options to be delivered is exercised shall be the amount obtained by multiplying the amount to be paid in after reorganization that is obtained from the adjustment of the Exercise Price set forth in 2 above taking into account the conditions and the like for the Act of Reorganization by the number of the Reorganized Company’s shares underlying those stock options determined in accordance with (3) above.

(5)	Period During Which the Stock Options Can be Exercised

The period shall commence on the commencing date of the period during which the stock options can be exercised as set forth in 3 above or the effective date of the Act of Reorganization, whichever comes later, and end on the expiration date of the period during which the stock options can be exercised as set forth in 3 above.

(6)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased Where Shares are Issued as a Result of the Exercise of the Stock Options

To be determined under equivalent measures to 5. above.

(7)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of the Reorganized Company shall be required for the acquisition of the stock options by transfer.

(8)	Arrangement for Acquisition of the Share Options by J Trust

To be determined under equivalent measures to 8. above.

(9)	Other Conditions for the Exercise of the Stock Options

To be determined under equivalent measures to 11. below.

10.	Arrangement for Fractions Less than One Share as a Result of the Exercise of the Stock Options

If any fraction less than one (1) share occurs with the number of shares to be delivered to the stock option holders who have exercised the stock options, such fraction shall be rounded down.

11.	Other Conditions for the Exercise of the Stock Options

Where a stock option holder waivers his/her stock options, the stock option holder may not exercise those stock options.

(Exhibit 2-5)    Content of J Trust Co., Ltd. N-10th Stock Options

1.	Number of Shares Underlying the Stock Options

The type of shares underlying the stock options shall be the common stock of J Trust, and the number of shares underlying per stock option (the “Number of Underlying Shares”) shall be two (2) shares.

However, with regard to the common stock of J Trust, where J Trust conducts a stock split (including the allotment of shares without contribution of the common stock of J Trust; hereinafter the same shall apply to any statement on a stock split) or a stock consolidation after the day on which the stock options are allotted (the “Day of Allotment”), the Number of Underlying Shares shall be adjusted in accordance with the following formula:

Number of Underlying Shares after adjustment = Number of Underlying Shares before adjustment × stock split or stock consolidation rate.

In addition to the above, if it is appropriate to adjust the Number of Underlying Shares after the Day of Allotment, J Trust may adjust the Number of Underlying Shares to a reasonable extent.

Any fraction less than one (1) share as a result of the above-mentioned adjustment shall be rounded down.

2.	Amount to be Paid in When the Stock Options are Exercised

The value of the property to be contributed when the stock options are exercised shall be the amount obtained by multiplying the amount to be paid in per share to be delivered as a result of the exercise of the stock options (the “Exercise Price”) by the Number of Underlying Shares.

The Exercise Price shall be seven hundred forty (740) yen.

However, the Exercise Price shall be subject to the following adjustment.

(1)	Where J Trust conducts a stock split or a stock consolidation with regard to the common stock of J Trust after the Day of Allotment, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Stock split or stock consolidation rate

(2)	Where, with regard to the common stock of J Trust, J Trust issues new shares or disposes of its treasury shares at a price below market value (excluding the case of a sale of the treasury shares pursuant to the provisions of Article 194 of the Companies Act (Demand for Sale of Shares of Less than One Unit to Holder of Shares of Less than One Unit), a conversion of the securities which are to be converted or convertible into the common stock of J Trust, or the exercise of the stock options (including those that are attached to bonds with stock options) which enable its holders to demand a delivery of the common stock of J Trust), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction less than one (1) yen as a result of the adjustment shall be rounded up:

				Number of existing issued shares	+	Number of newly issued shares × Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market value
Number of existing issued shares + Number of newly issued shares

The term “number of existing issued shares” used in the formula above shall mean the number obtained by deducting the number of treasury shares pertaining to the common stock held by J Trust from the total number of issued shares of the common stock of J Trust; and where the treasury shares are disposed of, the term “number of newly issued shares” shall be deemed to be replaced with the “number of treasury shares to be disposed of.”

(3)	In addition to the above, if, after the Day of Allotment, it is appropriate to adjust the Exercise Price, such as where other types of shares are allotted to the shareholders holding common stock without contribution or where dividends are paid to the shareholders holding common stock of any other company’s shares, J Trust may adjust the Exercise Price to a reasonable extent, taking into account the conditions and the like for such allotment or dividends.

3.	Exercise Period of the Stock Options

The period shall commence on December 14, 2013 and end on December 13, 2021.

4.	Conditions for the Exercise of the Stock Options

Where a stock option holder falls under any one of the following items, the stock option holder may not exercise the relevant stock options after the time stated in each of those items, and shall waiver all the relevant stock options that are not exercised at that time:

(1)	Where the stock option holder is dismissed from the post of director of J Trust—the time of such dismissal.

(2)	Where the stock option holder is fired pursuant to the provisions of the rules on employment, etc.—the time of such firing.

(3)	Where the stock option holder ceases to fall under any one of the following persons—the time of ceasing

I.	an officer, employee, advisor, consultant, or temporary employee of J Trust;

II.	an officer or employee of J Trust’s group company, or a company or organization designated by J Trust.

(4)	Where the stock option holder is deceased—the time of the stock option holder’s death.

(5)	Other conditions shall be set forth in the Stock Option Allotment Agreement executed by and between J Trust and the stock option holders.

5.	Amount Deducted from the Issue Price and Added to the Stated Capital When Shares are Issued as a Result of the Exercise of the Stock Options

(1)	The amount of stated capital to be increased when shares are issued as a result of the exercise of the stock options shall be half the maximum amount of increase in stated capital, etc. to be calculated in accordance with Article 17, paragraph (1) of the Rules of Corporate Accounting, and any fraction less than one (1) yen as a result of the calculation shall be rounded up.

(2)	The amount of capital reserve to be increased when shares are issued as a result of the exercise of the stock options shall be the amount obtained by deducting the amount of stated capital, etc. to be increased as set forth in (1) above from the maximum amount of increase in stated capital as mentioned in (1) above.

6.	Matters Regarding Transfer of the Stock Options

The approval by a resolution of the board of directors of J Trust shall be required for the acquisition of the stock options by transfer.

7.	Content of the Arrangement Between J Trust and the Stock Option Holders

The arrangement between J Trust and the stock option holders shall be set forth in the Stock Option Allotment Agreement executed by the stock option holders.

8.	Arrangement for Acquisition of the Share Options by J Trust

Where the proposals set forth in the following (1) to (3) are approved by the shareholders’ meeting of J Trust (or, if a resolution by the shareholders’ meeting is not required, where a decision by the board of directors is obtained), J Trust may acquire the stock options without contribution on the day separately designated by the board of directors of J Trust:

(1)	Proposal on approval for a merger agreement under which J Trust is to become an extinct company.

(2)	Proposal on approval for a company split agreement or a company split plan under which J Trust is to become a split company.

(3)	Proposal on approval for a share transfer agreement or a share transfer plan under which J Trust is to become a wholly-owned subsidiary.

9.	Decision-Making Policy on the Content of Delivery of the Stock Options of the Reorganized Company upon Reorganization

Where J Trust conducts a merger (limited to where J Trust is to be extinguished by the merger), an absorption-type company split or an incorporation-type company split (in each case, limited to where J Trust is to become a split company), or a share exchange or a share transfer (in each case, limited to where J Trust is to become a wholly-owned subsidiary) (collectively, the “Act of Reorganization”), J Trust shall deliver, in each case, the stock options of the stock companies (the “Reorganized Company”) respectively set forth in Article 236, paragraph (1), item (viii)(a) to (e) of the Companies Act to the holders of the stock options which remain outstanding (the “Outstanding Stock Options”) immediately before the effective date of the Act of Reorganization (meaning the day on which the absorption-type merger becomes effective in the case of an absorption-type merger, the day on which the company incorporated through a consolidation-type merger is established in the case of a consolidation-type merger, the day on which the absorption-type company split becomes effective in the case of an absorption-type company split, the day on which the stock company incorporated through an incorporation-type company split is established in the case of an incorporation-type company split, the day on which the share exchange becomes effective in the case of a share exchange, and the day on which the wholly-owning parent company incorporated through a share transfer is established in the case of a share transfer).

However, the statement to the effect that the stock options of the Reorganized Company will be delivered in accordance with the following items shall be set forth in an absorption-type merger agreement, a consolidation-type merger agreement, an absorption-type company split agreement, an incorporation-type company split agreement, a share exchange agreement, or a share transfer plan:

(1)	Number of the Stock Options of the Reorganized Company to be Delivered

The same number of stock options as the number of the Outstanding Stock Options held by a stock option holder shall be delivered.

(2)	Type of the Reorganized Company’s Shares Underlying the Stock Options

Such shares shall be the Reorganized Company’s common stock.

(3)	Number of the Reorganized Company’s Shares Underlying the Stock Options

To be determined under equivalent measures to 1. above, taking into account the conditions and the like for the Act of Reorganization.

(4)	Value of the Property to be Contributed When the Stock Options are Exercised

The value of the property to be contributed when each of the stock options to be delivered is exercised shall be the amount obtained by multiplying the amount to be paid in after reorganization that is obtained from the adjustment of the Exercise Price set forth in 2 above taking into account the conditions and the like for the Act of Reorganization by the number of the Reorganized Company’s shares underlying those stock options determined in accordance with (3) above.

(5)	Period During Which the Stock Options Can be Exercised

The period shall commence on the commencing date of the period during which the stock options can be exercised as set forth in 3 above or the effective date of the Act of Reorganization, whichever comes later, and end on the expiration date of the period during which the stock options can be exercised as set forth in 3 above.

(6)	Matters Regarding the Stated Capital and the Capital Reserve to be Increased Where Shares are Issued as a Result of the Exercise of the Stock Options

To be determined under equivalent measures to 5. above.

(7)	Restriction on Acquisition of the Stock Options by Transfer

The approval by a resolution of the board of directors of the Reorganized Company shall be required for the acquisition of the stock options by transfer.

(8)	Arrangement for Acquisition of the Share Options by J Trust

To be determined under equivalent measures to 8. above.

(9)	Other Conditions for the Exercise of the Stock Options

To be determined under equivalent measures to 11. below.

10.	Arrangement for Fractions Less than One Share as a Result of the Exercise of the Stock Options

If any fraction less than one (1) share occurs with the number of shares to be delivered to the stock option holders who have exercised the stock options, such fraction shall be rounded down.

11.	Other Conditions for the Exercise of the Stock Options

Where a stock option holder waivers his/her stock options, the stock option holder may not exercise those stock options.

End.

(4)	Basis of calculation for the allotment pertaining to the Share Exchange

a.	Basis of calculation

With regard to the share exchange ratio of the Share Exchange, in order to ensure fairness and appropriateness in the calculation thereof, J Trust and Next Japan decided to respectively request that an independent third-party institution calculate the share exchange ratio. J Trust selected Yamada FAS Co., Ltd. (“Yamada FAS”) and Next Japan selected Plutus Consulting Co., Ltd. (“Plutus”), respectively, as their respective third-party institutions to perform the calculation of the share exchange ratio. Yamada FAS applied to J Trust common stock an Average Market Price Analysis, under which the closing market price of J Trust common stock on February 13, 2012, the measurement date, and the average closing market prices of the one-month and three-month periods before the measurement date were considered, since J Trust is listed on the Osaka Stock Exchange and the market prices are available, as well as a Discounted Cash Flow Analysis (the “DCF Analysis”) in order to reflect future business activities in valuation.

Yamada FAS applied to Next Japan common stock an Average Market Price Analysis, under which the closing market price of Next Japan common stock on February 13, 2012, the measurement date, and the average closing market prices of the one-week, one-month and three-month periods before the measurement date were considered, since Next Japan is listed on the Mothers section of the Tokyo Stock Exchange and the market prices are available, as well as the DCF Analysis in order to reflect future business activities in valuation.

The following are the calculation results of the number of shares of J Trust common stock to be allotted per share of Next Japan common stock, which were calculated in a range using each of the analyses:

Analysis Method	Calculated Share Exchange Ratio
Average Market Price Analysis	1.54 to 2.46
DCF Analysis	1.91 to 2.85

In calculating the share exchange ratio, Yamada FAS used information which was provided by J Trust and Next Japan, and public information, as they were, as a general rule, without any independent testing for accuracy and completeness, in the assumption that the used materials and information are accurate and complete. Yamada FAS did not perform valuation, appraisal, or assessment of assets and liabilities (including contingent liabilities) of the two companies and their affiliates (including analysis and valuation of each of the individual assets and liabilities) independently or by a third-party valuation institution. Yamada FAS also assumed that the financial projections of J Trust and Next Japan had been reasonably prepared based on the optimal projections and judgment currently available to both companies’ managements. The calculation of the share exchange ratio by Yamada FAS was based on information available and economic conditions as of February 13, 2012.

On the other hand, Plutus applied to J Trust common stock an Average Market Price Analysis, under which the closing market price of J Trust common stock on February 13, 2012, the measurement date, and the closing market prices following December 28, 2011, the disclosure date of the “Notice on the Execution of the Sponsor Agreement with Takefuji Corporation as a Reorganizing Corporation” by J Trust, were considered taking into account other terms and conditions, since J Trust is listed on the Osaka Stock Exchange and the market prices are available, as well as the DCF Analysis in order to reflect the ability to earn profits in its future business activities in valuation.

Plutus also applied to Next Japan common stock an Average Market Price Analysis, under which the closing market price of Next Japan common stock on February 13, 2012, the measurement date, and the closing market prices following December 28, 2011, the disclosure date of the “Notice on the Execution of the Sponsor Agreement with Takefuji Corporation as a Reorganizing Corporation” by J Trust, were considered taking into account other terms and conditions, since Next Japan is listed on the Mothers section of the Tokyo Stock Exchange and the market prices are available, as well as the DCF Analysis in order to reflect the ability to earn profits in its future business activities in valuation.

The following are the calculation results of the number of shares of J Trust common stock to be allotted per share of Next Japan common stock, which were calculated in a range using each of the analyses:

Analysis Method	Calculated Share Exchange Ratio
Average Market Price Analysis	1.521 to 2.410
DCF Analysis	1.921 to 2.598

In calculating the share exchange ratio, Plutus used information which was provided by J Trust and Next Japan, and public information, without any independent testing for accuracy and completeness, in the assumption that those materials and information are accurate and complete. Plutus did not perform valuation, appraisal, or assessment of assets and liabilities (including off-balance-sheet assets and liabilities and other contingent liabilities) of the two companies and their affiliates (including analysis and valuation of each of the individual assets and liabilities) independently or by a third-party valuation institution. Plutus also assumed that the financial projections of Next Japan had been reasonably prepared based on the optimal projections and judgment currently available to Next Japan’s management. The calculation of the share exchange ratio by Plutus was based on information available and economic conditions as of the present.

The business plan submitted by J Trust to Yamada FAS and Plutus as the basis of calculation under the DCF Analysis includes some business years in which a substantial increase in profits is expected. This is based on the temporary recording of substantial gains on negative goodwill as special profits due to the acquisition of KC Card during the year ending March 2012, and an expectation of business expansion due to the acquisition of KC Card and Takefuji.

The business plan submitted by Next Japan to Yamada FAS and Plutus as the basis of calculation under the DCF Analysis includes some business years in which a substantial increase in profits is expected. This is based on an expectation of business expansion due to a synergy to be produced by J Trust making Next Japan its wholly-owned subsidiary, and an effective redistribution of the costs for maintenance and management of listing to future business development.

b.	Background of the calculation

As a result of subsequent discussions and negotiations between J Trust and Next Japan, which took into account the results of the calculation of the share exchange ratio submitted by two third-party valuation institutions, each company concluded that the share exchange ratio referred to in (3)(b) above was fair and did not impair the interests of shareholders of each company.

Consequently, J Trust and Next Japan approved the Share Exchange Agreement at their respective board of directors’ meetings held today, and signed the Share Exchange Agreement on the same day.

c.	Relationship with valuation institutions

Yamada FAS, a third-party valuation institution of J Trust, is independent from J Trust and Next Japan, is not a related party of J Trust or Next Japan, and has no important relationships with these companies in terms of the Share Exchange to be stated herein. Plutus, a valuation institution of Next Japan, is independent from J Trust and Next Japan, is not a related party of J Trust or Next Japan, and has no important relationships with these companies in terms of the Share Exchange to be stated herein.

(5)	Trade name, head office address, name of representative, amount of stated capital, amount of net assets, total amount of assets, and business of the wholly-owning parent company in a share exchange after the Share Exchange

Trade name:	J Trust Co., Ltd.
Head office address:	1-7-12, Toranomon, Minato-ku, Tokyo
Name of representative:	Nobuyoshi Fujisawa, Representative Director and President
Amount of stated capital:	4,510 million yen
Amount of net assets:	(To be determined)
Total amount of assets:	(To be determined)
Business:	Holding business and factoring business

End